                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 19, 2005
                                                           ------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

     Delaware                      333-120575                    74-2440850
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  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)

          745 Seventh Avenue, 7th Floor
               New York, New York                                  10019
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    (Address of principal executive offices)                      Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01. Other Events.(1)

     Attached as an exhibit are certain materials (the "Computational
Materials") furnished to the Registrant by Lehman Brothers Inc. (the
"Underwriter") in respect of Structured Asset Securities Corporation Mortgage
Pass-Through Certificates, Series 2005-11H (the "Certificates"). The
Certificates are being offered pursuant to a Prospectus Supplement which is dated May 28, 2005, and a Prospectus dated January 25, 2005 (together, the
"Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)
under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3
(333-120575) (the "Registration Statement"). The Computational Materials are
incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pools of assets upon which the
Computational Materials are based to the Underwriter) in the preparation of the
Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the
Prospectus.

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(1)  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1    Computational Materials

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  STRUCTURED ASSET SECURITIES
                                                  CORPORATION

                                                  By: /s/ Joseph J. Kelly
                                                      -------------------
                                                  Name:  Joseph J. Kelly
                                                  Title: Senior Vice President

Date: May 19, 2005

                                  EXHIBIT INDEX

Exhibit No.             Description                           Page No.
                        -----------                           --------

99.1                    Computational Materials